NASDAQ: OZRK | NOVEMBER 2016 Exhibit 99.1

This
presentation
and
other
communications
by
the
Company
include
certain
“forward
looking
statements”
regarding
the
Company’s
plans,
expectations,
thoughts,
beliefs,
estimates,
goals
and
outlook
for
the
future
that
are
intended
to
be
covered
by
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
based
on
management’s
expectations
as
well
as
certain
assumptions
and
estimates
made
by,
and
information
available
to,
management
at
the
time.
Those
statements
are
not
guarantees
of
future
results
or
performance
and
are
subject
to
certain
known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
actual
results
to
differ
materially
from
those
expressed
in,
or
implied
by,
such
forward-looking
statements.
These
risks,
uncertainties,
and
other
factors
include,
but
are
not
limited
to:
potential
delays
or
other
problems
implementing
our
growth,
expansion
and
acquisition
strategies
including
delays
in
identifying
sites,
hiring
or
retaining
qualified
personnel,
obtaining
regulatory
or
other
approvals,
obtaining
permits
and
designing,
constructing
and
opening
new
offices;
the
ability
to
enter
into
and/or
close
additional
acquisitions;
problems
with,
or
additional
expenses
relating
to,
integrating
acquisitions;
the
inability
to
realize
expected
cost
savings
and/or
synergies
from
acquisitions;
problems
with
managing
acquisitions;
the
effect
of
the
announcements
of
any
future
mergers
or
acquisitions
on
customer
relationships
and
operating
results;
the
ability
to
attract
new
or
retain
existing
or
acquired
deposits,
or
to
retain
or
grow
loans
and
leases,
including
growth
from
unfunded
closed
loans;
the
ability
to
generate
future
revenue
growth
or
to
control
future
growth
in
non-interest
expense;
interest
rate
fluctuations,
including
changes
in
the
yield
curve
between
short-term
and
long-term
interest
rates;
competitive
factors
and
pricing
pressures,
including
their
effect
on
our
net
interest
margin;
general
economic,
unemployment,
credit
market
and
real
estate
market
conditions,
and
the
effect
of
such
conditions
on
the
creditworthiness
of
borrowers
and
lessees,
collateral
values,
the
value
of
investment
securities
and
asset
recovery
values;
changes
in
legal
and
regulatory
requirements,
including
additional
legal
and
regulatory
requirements
to
which
the
Company
is
subject
as
a
result
of
its
total
assets
exceeding
$10
billion;
the
availability
and
access
to
capital;
possible
downgrades
in
the
Company’s
credit
ratings
or
outlook
which
could
increase
the
costs
of
funding
from
capital
markets;
recently
enacted
and
potential
legislation
and
regulatory
actions
and
the
costs
and
expenses
to
comply
with
new
legislation
and
regulatory
actions;
changes
in
U.S.
government
monetary
and
fiscal
policy;
possible
further
downgrade
of
U.S.
Treasury
securities;
the
ability
to
keep
pace
with
technological
changes,
including
changes
regarding
maintaining
cybersecurity;
an
increase
in
the
incidence
or
severity
of
fraud,
illegal
payments,
security
breaches
or
other
illegal
acts
impacting
us
and
our
customers;
adoption
of
new
accounting
standards
or
changes
in
existing
standards;
and
adverse
results
(including
costs,
fines,
reputational
harm
or
other
negative
effects)
from
current
or
future
litigation,
regulatory
examinations
or
other
legal
and/or
regulatory
actions
as
well
as
other
factors
described
in
reports
we
file
with
the
SEC,
including
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015
under
the
headings
“Forward-Looking
Information”
and
“Item
1A.
Risk
Factors”
and
in
our
Quarterly
Reports
on
Form
10-Q
under
“Part
II,
Item
1A
Risk
Factors.”
Should
one
or
more
of
the
foregoing
risks
materialize,
or
should
underlying
assumptions
prove
incorrect,
actual
results
or
outcomes
may
vary
materially
from
those
projected
in,
or
implied
by,
such
forward-
looking
statements.
The
Company
disclaims
any
obligation
to
update
or
revise
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Forward-Looking Information

Community Banker of the Year 2010

#1 BANK IN THE U.S. 2011

#1 BANK IN THE U.S. 2012

#1 BANK IN THE U.S. 2012

#1 BANK IN THE U.S. 2013

#1 BANK IN THE U.S. 2014

#1 BANK IN THE U.S. 2015

#1 BANK IN THE U.S. 2015

#1 BANK IN THE U.S. 2016

#1 BANK IN THE U.S. 2016

BANK of the OZARKS, INC.

A Tradition of High Performance
Top Performing Bank
ABA Banking Journal
Assets over $3 Billion
Top Performing Bank
ABA Banking Journal
Assets $1 Billion -
$10 Billion
Top Performing Regional Bank
SNL Financial
Top Performing Bank
Bank Director Magazine
Assets $1 Billion -
$5
Billion
Community Banker of the Year
American Banker
George Gleason
Top Performing Bank
Bank Director Magazine
Assets $1 Billion -
$5 Billion
Top Performing Regional Bank
SNL Financial
Top Performing Bank
Bank Director Magazine
Assets $5 Billion -
$50 Billion
Top Performing Regional Bank,
SNL Financial
Top Performing Bank
Bank Director Magazine
Assets $5 Billion -
$50 Billion

Consistent Profitability and Solid Earnings Growth
•
Record net income in 16 of 19 years as a public company.
•
37 years under current leadership.
•
37 consecutive years (for company and its predecessor
institution) of positive net income; no loss years.
Net Income ($ in Millions)
Red bars denote record annual results.
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
9M
2015
9M
2016
4.5
5.6
6.6
6.0
9.0
14.4
20.2
25.9
31.5
31.7
31.7
34.5
36.8
64.0
101.3
77.0
91.2
118.6
182.3
130.8
182.2
39.3%
Increase
53.7%
Increase

Discipline
An Ability to Capitalize on Opportunities
Hard Work
ROAE & ROATE (%)
*Data for all FDIC insured institutions from the FDIC Quarterly Banking
Profile, last update second quarter 2016. Annualized when appropriate.
Calculations of return on average tangible common stockholders’ equity and the reconciliations to GAAP are included in the schedule at the end of this presentation.
The Rewards of:
ROAA (%)
2008
2009
2010
2011
2012
2013
2014
2015
9M 2016
16.16
13.75
21.62
27.04
16.80
16.28
15.08
14.97
13.27
16.61
14.05
22.13
27.87
17.22
16.73
16.63
17.02
15.88
0.35
-0.73
5.85
7.79
8.90
9.54
9.01
9.30
9.05
Bank of the Ozarks, Inc. ROAE
Bank of the Ozarks, Inc. ROATE
FDIC*
2008
2009
2010
2011
2012
2013
2014
2015
9M
2016
1.14
1.23
2.13
2.70
2.04
2.14
2.01
2.11
1.88
0.03
-0.08
0.65
0.88
1.00
1.07
1.01
1.04
1.02
Bank of the Ozarks, Inc. ROAA
FDIC*

6 Excellence in Three Disciplines Superb Net Interest Margin Favorable Asset Quality Excellent Efficiency

*Data from S&P Global Market Intelligence.
**Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update second quarter 2016.
Favorable 1.74%
Variance vs
Industry at 3.08%**
Superb Net Interest Margin:
Top Decile of Industry for 6 Consecutive Years*
Bank of the Ozarks, Inc.
FDIC Insured Institutions
2010
2011
2012
2013
2014
2015
2016
Net Interest Margin (%)
4.99
5.10
5.31
5.35
5.61
5.80
5.90
6.05
5.98
5.84
5.97
5.84
5.83
5.56
5.55
5.63
5.46
5.62
5.49
5.53
5.42
5.37
5.07
4.98
4.92
4.82
4.90
3.83
3.76
3.75
3.71
3.66
3.61
3.56
3.57
3.52
3.46
3.43
3.32
3.27
3.26
3.26
3.28
3.17
3.15
3.14
3.12
3.02
3.06
3.08
3.13
3.10
3.08
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3

2012
2013
2014
2015
9M 2016
Financial
Institutions
Nationwide**
Loan Yield-Legacy
5.87%
5.48%
5.10%
5.00%
5.06%
4.31%
COIBD
0.38%
0.23%
0.23%
0.31%
0.49%
0.33%
Spread
5.49%
5.25%
4.87%
4.69%
4.57%
3.98%
OZRK*
Financial Institutions
Nationwide**
Tax-exempt (TE)
5.47%
Taxable
2.66%
Total (TE)
4.15%
2.39%
•
Outstanding Yield on our Portfolio of Purchased Loans (6.58%)*
•
Favorable Loan Yields on Legacy Portfolio
Favorable 1.76%
Variance vs
Industry
•
Favorable 0.75% Variance
vs
Industry
Key Drivers of Net Interest Margin
•
Tradition of Maintaining High Quality, Good Yielding Investment Portfolio
* Data for the nine months ended September 30, 2016.
** Data for all financial institutions nationwide from the FDIC Uniform Bank Performance Report for insured commercial banks with assets greater than $3 billion for the six months ended June 30, 2016.
2012
2013
2014
2015
1Q 2016
2Q 2016
3Q 2016
Loan Yield -
Purchased
8.78%
9.03%
8.94%
7.24%
6.71%
6.72%
6.54%
Legacy Loan Yields
2014
2015
2016
1Q
5.11%
5.01%
5.00%
2Q
5.08%
5.10%
5.06%
3Q
5.04%
4.96%
5.12%
4Q
5.18%
4.96%
•
Legacy Loan Yields have
been in a 22 bps range in
the past 11 quarters

* Bank of the Ozarks’ data excludes purchased loans and net charge-offs related to such loans.
** Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update second quarter 2016.
Annualized when appropriate.
Asset Quality 65% Better Than Industry Average
Since going public in 1997, our annual net charge-
off ratio has been below the industry average every year.
9M 2016 Net Charge-Off
Ratios Annualized:
•
Non-purchased loans 0.06%
•
Purchased loans 0.08%
•
Total loans 0.06%
Net Charge-Off Ratio (%)
Over those 19 years, our net charge off ratio has been
only 35% of industry average.
0.17
0.33
0.26
0.36
0.24
0.22
0.20
0.10
0.11
0.12
0.24
0.45
1.75
0.81
0.69
0.30
0.14
0.12
0.18
0.06
0.57
0.59
0.53
0.59
0.83
0.97
0.78
0.56
0.49
0.39
0.59
1.29
2.52
2.55
1.55
1.10
0.69
0.49
0.44
0.45
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
9M
2016
Bank of the Ozarks, Inc.*
FDIC Insured
Institutions**

*Data from S&P Global Market Intelligence.
**Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update second quarter 2016.
Excellent Efficiency:
Top Decile of Industry for 14 Consecutive Years*
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
9M
2016
59.1
52.5
47.9
47.5
46.2
43.4
47.1
46.3
42.3
37.8
42.9
41.6
46.6
45.3
45.3
38.4
36.6
58.5
57.7
56.0
56.6
58.0
57.2
56.8
59.5
59.0
55.5
57.2
61.4
61.6
60.5
61.9
59.9
58.8
Bank of the Ozarks, Inc.
FDIC Insured Institutions**
Efficiency Ratio (%)
•
Favorable trend in efficiency ratio in recent years
•
Long term goal for further improvement

11 Extremely Conservative, Risk Averse Culture A Constant Pursuit of Lower Credit Risk & Lower Interest Rate Risk

Dan Thomas, Vice Chairman, Chief Lending Officer, RESG President
•
Dan Thomas, CPA, JD, LLM (Taxation)
•
RESG established in 2003 by Dan Thomas
Team Members: 95 as of 10/07/2016
Priorities:
•
Asset Quality-primary
•
Profitability-secondary
•
Growth-tertiary
RESG Loans at September 30, 2016
•
70% of our funded non-purchased loans
•
91% of our unfunded closed loans
•
80% of our total funded and unfunded balances of non-purchased loans
RESG Asset Quality
•
Two loans have incurred losses since inception of RESG in 2003
•
$10.4 million total credit losses since inception
•
Annualized loss ratio of 0.08% since inception
•
Leverage Ratio on RESG Loans
Real Estate Specialties Group (RESG)
13 Year History of Annual Losses
Year-end
Ending
Portfolio Balance
Net charge-offs
("NCO")*
NCO Ratio
2003
$
5,106,325
-
0.00%
2004
$      52,657,865
-
0.00%
2005
$      51,055,927
-
0.00%
2006
$      61,322,550
-
0.00%
2007
$    209,523,672
-
0.00%
2008
$    470,485,099
-
0.00%
2009
$    516,044,727
$
7,531,303
1.50%
2010
$    567,716,359
-
0.00%
2011
$    649,806,170
$
2,905,315
0.50%
2012
$    848,441,013
-
0.00%
2013
$ 1,270,767,688
-
0.00%
2014
$ 2,308,573,422
-
0.00%
2015
$ 4,263,799,976
-
0.00%
9/30/2016
$ 6,111,394,170
-
0.00%
Total
$
10,436,618
Average
$
745,473
0.08%
2005-2007
•
Low 70% range Loan to Cost
•
High 60% range Loan to Value
September 30, 2016
•
49% Loan to Cost
•
42% Loan to Appraised Value
vs
* Net charge-offs presented in the table can be attributed to two loans and includes ORE write-downs related to those two loans.
Our Primary Engine for Loan Growth

RESG Business Model Reduces Credit Risk –
It starts with the right focus
I.
Strong and capable sponsors, preferred equity
providers and mezzanine debt providers, as
evidenced by
•
Strong liquidity
•
Strong capital
•
Significant expertise and experience
II.
Marquee projects
III.
Low leverage with substantial equity and
mezzanine debt, all of which is “equity” relative to
the bank’s senior secured position
IV.
Defensive loan structures providing substantial
protection to the bank
Focus on some
combination of
four factors

RESG Business Model Emphasizes Industry-Leading
Excellence throughout the Life of the Loan
•
Thorough underwriting including detailed modeling and stress testing for economic stress, interest rate stress, exit refinancing stress and cap rate stress.
•
Economic analysis including supply and demand metrics for the relevant market, submarket and micro market, as appropriate.
•
Thorough and consistent documentation under the supervision of RESG’s in-house legal team in coordination with outside counsel.
•
An emphasis on precision at closing handled by RESG’s team of closers and paralegals.
•
Thorough life-of-loan asset management by teams of skilled asset managers.

•
Weighted average LTV of RESG’s
portfolio is a very conservative 42.0%
Low Leverage and Significant RESG Portfolio
Diversification by Product Type Reduce Risk
RESG Portfolio Details
*Data as of September 30, 2016.
Excludes: $340 million in total commitments co-managed by Community Banking and RESG.
•
No property type accounts for more
than 21.3% of RESG’s portfolio
•
Weighted average LTC of RESG’s
portfolio is a very conservative 48.8%
Property Type
Total Commitment
(Funded and
Unfunded)
Percentage of
RESG Portfolio
Loan to
Cost (LTC)
Loan to
Value (LTV)
Condos
$     2,967,690,554
21.3%
43.7%
38.0%
Multi-family
2,804,748,088
20.2%
59.7%
49.9%
Office / MOB
2,236,579,691
16.1%
49.6%
38.7%
Hospitality
1,976,238,044
14.2%
47.6%
40.4%
Land Hold
1,270,544,630
9.1%
42.3%
39.0%
Mixed Use
1,092,533,679
7.9%
48.9%
42.5%
SF
Lots
479,230,241
3.4%
47.0%
47.3%
Retail
408,082,743
2.9%
61.5%
58.3%
Land Development
235,479,399
1.7%
45.3%
41.2%
Industrial
233,870,730
1.7%
54.4%
51.0%
SF Homes
203,246,650
1.5%
43.7%
48.9%
Totals
$   13,908,244,449
100.0%
48.8%
42.0%

The amount of the Company’s total real estate loans at September 30, 2016 based on the state in which the principal collateral is located is reflected in the table  above.  Data for individual states is separately presented when aggregate total real estate loans in that state exceed $10 million.
Significant Diversification by both Geography and Product Type Reduces Credit Risk
Total Real Estate Portfolio
The above tables include the amount and type of non-farm/non-residential loans and construction/land development loans as of September 30, 2016 and their respective percentage of the total non-farm/non-residential loan and total construction/land development loan portfolios.
Outstanding Balances by Product Type
Outstanding Balances by State of Collateral
Non-Farm Non-Residential
Total
($ in thousands)
%
Retail, including shopping and strip centers
$            675,585
13.9%
Churches and schools
255,584
5.3%
Office, including medical offices
752,030
15.5%
Warehouse and mini-storage
31,414
0.6%
Gasoline stations and convenience stores
105,308
2.2%
Hotels and Motels
1,074,417
22.1%
Restaurants and bars
146,296
3.0%
Manufacturing and industrial
506,209
10.4%
Nursing Homes and Assisted living centers
380,208
7.8%
Hospitals, surgery centers and other medical
69,175
1.4%
Golf courses, entertainment and recreational
facilities
25,639
0.5%
Mixed Use Properties
369,977
7.6%
Other non-farm/non-residential
459,394
9.5%
Total
$         4,851,236
100.0%
Construction/Land Development Loans
Total
($ in thousands)
%
Unimproved land
$            329,629
6.8%
Land Development and Lots:
0.0%
1-4 family and Multi-family
626,188
12.9%
Non-residential
802,834
16.6%
Construction:
0.0%
1-4 Family Residential
0.0%
Owner occupied
35,158
0.7%
Non-owner occupied:
0.0%
Pre-sold
1,003,787
20.8%
Speculative
217,624
4.5%
Multifamily
652,128
13.5%
Industrial, commercial and other
1,168,394
24.2%
Total
$         4,835,742
100.0%
Location
Total ($ in thousands)
New York
$         2,370,903
Florida
2,006,329
Georgia
1,549,025
Arkansas
1,231,510
Texas
1,217,030
North Carolina
723,325
California
672,604
Colorado
292,350
Tennessee
237,589
Arizona
195,642
Washington
168,217
South Carolina
147,984
Illinois
129,880
Nevada
125,191
Cayman Islands
113,852
Oregon
108,133
Maryland
80,924
Alabama
78,808
Pennsylvania
74,791
Hawaii
60,463
Minnesota
49,789
Missouri
48,785
Oklahoma
42,168
Ohio
39,084
Virginia
29,943
Rhode Island
25,866
Louisiana
15,808
Mississippi
13,223
Kansas
12,734
Connecticut
11,968
Other
53,024
Total
$       11,926,942

Non-Purchased Construction Loans with Interest Reserves
We Have Aggressively Lowered Loan Leverage in Recent Years
to Reduce Credit Risk
*Assumes loans are fully advanced.
2010
2009
Loan to Value* (%)
Loan to Cost* (%)
2010
2011
2012
2013
2014
2009
2011
2012
2013
2015
2015
2014
2016
2016
66
66
65
65
65
63
62
63
62
61
59
55
53
56
59
60
59
55
54
56
53
54
54
52
54
51
50
50
50
50
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
59
57
57
57
58
54
55
56
55
56
56
55
54
52
53
52
51
50
48
47
45
45
46
45
45
43
44
44
43
43
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3

2009
2010
2011
2012
2013
2014
2015
9/30/2016
53.1
54.7
57.0
58.2
62.7
72.9
79.0
81.8
Shift in Interest Rates (in bps)
% Increase in Projected
Baseline Net Interest Income**
+100
2.5%
+200
5.4%
+300
8.4%
+400
11.4%
+500
14.4%
*S&P Global Market Intelligence reporting for year-to-date 2016.
**Earnings simulation model’s projected impact of a change in interest rates on the projected baseline net interest income for the 12-
month period commencing October 1, 2016. Assumes parallel shifts in the yield curve and does not take into account changes in the slope of the yield curve or the impact of any possible future acquisitions.
With our Net Interest Margin in the 96
th
percentile* of the
industry, we are well positioned if rates don’t change.
Rising Interest Rates will Benefit our Net Interest Income
We have taken actions to
protect our loan and investment
securities portfolios from a
possible negative interest rate
macroeconomic scenario.
•
93% of our variable rate
loans have floors
•
Essentially all new
variable rate loans are
being originated with
floors
•
98.4% of our investment
securities have fixed rates
Variable Rate Portion of Total Non-Purchased Loans and Leases
Variable Rate %
We are well positioned to benefit from rising rates
We are well positioned even if
U.S. sovereign debt yields and
key indexes such as LIBOR go
negative.

19 A Proven Track Record of Growth: Organic Growth through Existing Offices – Substantial Capacity Exists Organic Growth through De Novo Branching Acquisitions are “icing on the cake”

$28 Million
In
1979
$2.8 Billion
In
2009
Organic Growth through De Novo Branching
A Proven Track Record of Growth
Organic Growth
continues to
be our #1
Growth Priority.
We expect future
acquisitions will also
be a meaningful
contributor to growth.
Through organic growth
and closing of our two
recent acquisitions
our total assets are
$18.5 Billion.
Augmented by Multiple Acquisitions since 2010
1. March 2010
Unity National Bank
GA
FDIC-assisted
2. July 2010
Woodlands Bank
SC, NC, GA, AL
FDIC-assisted
3. September 2010
Horizon Bank
FL
FDIC-assisted
4. December
2010
Chestatee State
Bank
GA
FDIC-assisted
5. January 2011
Oglethorpe Bank
GA
FDIC-assisted
6.
April 2011
First Choice
Community Bank
GA
FDIC-assisted
7. April 2011
Park Avenue Bank
GA, FL
FDIC-assisted
8. December 2012
The Citizens Bank
AL
Traditional M&A
9. July 2013
First National Bank of Shelby
NC
Traditional M&A
10. March 2014
OMNIBANK
TX
Traditional M&A
11. May 2014
Summit Bank
AR
Traditional M&A
12. February 2015
Intervest
National Bank
NY, FL
Traditional M&A
13. August 2015
Bank of the Carolinas
NC
Traditional M&A
14. July 20, 2016
Community & Southern Bank
GA, FL
Traditional
M&A
15. July
21, 2016
C1 Bank
FL
Traditional M&A

1.75B
145%
Growth
in 2014
1.35B
51%
Growth
in 2014
2.55B
64%
Growth
in 2015
Unfunded Balances of Closed Non-Purchased Loans
Financial data ($ in billions)
Non-Purchased Loans & Leases
Organic Loan and Lease Growth is Always Growth Priority #1
Financial data ($ in billions)
2.84B
96%
Growth
in 2015
2.23B
34%
Growth
in 9M 2016
(not annualized)
2.33B
40%
Growth
in 9M 2016
(not annualized)
Our exceptional execution delivers to our customers
a compelling value proposition which has allowed us
to achieve our substantial growth in recent years,
while adhering to very conservative credit and
leverage standards and receiving favorable pricing.
This significant growth reflects: (i) growth in our customer base and the share of business we are getting from many customers,
(ii) the fact that decreases in the bank’s loan to cost ratio on projects results in several months later funding on most projects and (iii) the fact that the bank’s growth is allowing it to work on larger, higher quality projects which have longer construction cycles than smaller projects.
*Does not include $530 million of unfunded balances of closed purchased loans.
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
9/30/2016
0.17B
0.31B
0.77B
1.21B
2.96B
5.80B
8.13B*
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
9/30/2016
1.85B
1.88B
2.12B
2.63B
3.98B
6.53B
8.76B

By 2018 we want to achieve approximately 57%
of our growth in earning assets in CRE and 43%
from non-CRE.
With the increased capabilities we have
developed organically and through acquisitions,
we expect the non-CRE components of our
earning assets to grow even faster.
We expect to continue to grow our CRE lending
through RESG and Community Bank Lending,
and we expect the amount of growth to generally
increase over time.
2016
We Have Multiple Engines for Growth in Earning Assets with Significant
Diversification Geographically and by Collateral Type
Growth
Non-purchased loans and leases
and investment portfolio ($ in millions)
We have designed and strive to execute our business plan for each growth engine to achieve much better than average yields with much lower than average risk.
2014
2015
(increased capabilities in direct consumer and small business lending as a result of Community & Southern Bank acquisition; increased emphasis on SBA Lending, building on the leadership acquired in the OMNIBANK acquisition; and increased emphasis in poultry lending, building on the portfolio acquired in the Summit Bank acquisition)
(expanding on the skill set and track record of our proven team from our traditional small ticket leasing to also include aircraft, medical devices, materials handling and franchise finance)
(experienced team acquired with Community & Southern Bank acquisition)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Cyclical Engines
•
Community Bank Lending
$21
$55
$130
($15)
$99
$146
$186
$134
$135
$114
$60
•
Leasing
7
6
11
6
11
11
11
<1>
<7>
<7>
<2>
•
Consumer Indirect Marine & RV
-
-
-
-
-
-
-
-
-
-
89
Cyclical/Counter-Cyclical Engine
•
Real Estate Specialties Group
111
309
303
314
222
295
488
950
943
500
404
Counter-Cyclical Engines
•
Corporate Loan Specialties Group
7
22
25
35
<1>
4
<4>
<2>
<8>
16
<5>
•
Investment Portfolio
18
14
<24>
<16>
<55>
<2>
2
<182>
26
196
106

81
BRANCHES
8.93%
% DEPOSITS
20
BRANCHES
0.25%
% DEPOSITS
24
BRANCHES
0.25%
% DEPOSITS
2
BRANCHES
0.11%
% DEPOSITS
3
BRANCHES
0.11%
% DEPOSITS
73
BRANCHES
1.82%
% DEPOSITS
43
BRANCHES
0.42%
% DEPOSITS

BANK of the OZARKS, INC.

7 States*, 156 Cities
# Branches
All FDIC Financial Institutions
as
of June 30, 2016
5,956
Bank of the Ozarks
as of June 30, 2016, proforma
246
% of Deposits**
Untapped Deposit Growth Potential in Existing Markets
(Branch count includes deposit-gathering branches only as of June 30, 2016;
adjusted to include deposit-gathering branches from recent acquisitions.)
*Deposits in our New York office and deposits for all FDIC financial institutions in New York are excluded from this analysis.
**Data for all FDIC Insured Institutions from the FDIC Annual Market Share
Report, last updated June 30, 2016. Data for Bank of the Ozarks as of
June 30, 2016, proforma to include July 20, 2016 and July 21, 2016 acquisitions.
% of Branches**
Deposit Balance
$   1,034B*
$       14.4B*
Substantial capacity for future growth.
to include 7-20-2016 and 7-21-2016 acquisitions.
1.39
4.13

02
NEW YORK
CALIFORNIA
02
NORTH CAROLINA
24
83
ARKANSAS
SOUTH CAROLINA
02
03
ALABAMA
73
GEORGIA
22
TEXAS
44
FLORIDA

BANK of the OZARKS, INC.

A Potent Combination of Organic Growth and Acquisitions
(Office count as of October 20, 2016; includes deposit-gathering branches and loan production offices.)
We Now
Have 255
Offices in Nine States

Maximizing Value of Our Extensive Branch Network Over the
Next 12 –
18 Months
Closing Duplicative
Branches
Growth in
Legacy Markets
Selected Expansion
with CRA focus
•
Planned consolidation of 5
branches in cities in Northwest
Georgia due to significant
overlap with other locations
•
Average deposits of $18.5
million per branch to be closed
•
Other branch locations within
less than 2 miles on average
•
Minimal staff reduction
•
Due to the profile of the
branches, we expect minimal
disruption to customer service
•
Strategically compelling
opportunities to fill in existing
branch footprints
•
3 offices in Northwest Arkansas
originally planned before the
Great Recession expanding our
Arkansas presence
o
2 opened in 2Q16
o
1 opened in 4Q16
•
1 office in McKinney, TX, in an
area that has experienced
recent significant growth
o
Expected to open 2Q17
Additionally, we will continue to analyze the strategic opportunities associated with opening branches in markets currently served by our national lending platform, which we have referred to as de novo
2.0.  We anticipate opening
one or more of these branches in 2017 and/or 2018.
•
Significant commitment to
enhancing service to low-to-
moderate income census tracts
and majority / minority census
tracts and their customers
•
Current expansion plans for
existing MSAs include:
o
2 branches in Dallas County, TX
o
2 branches in Tarrant County, TX
o
2-4 branches in central Atlanta
MSA
•
Expected to enhance CRA
performance and profitability

2010
2011
2012
2013
2014
2015
9/30/2016
4,347
3,239
6,478
7,218
9,370
12,232
11,299
Organic Growth in Core Checking Accounts
Net Growth in Number of Core Checking Accounts
Excluding
Accounts Acquired from Acquisitions
9M 2016 core
checking account
growth suggests
another record year
Deposit Growth Priority #1

27 Well Capitalized with Ample Sources of Liquidity

Ratios
at 9-30-16
OZRK
Current Minimum
Capital
Required –
Basel III
Minimum
Capital
Required –
Basel III
Fully Phased-In
(1-1-19)
Common equity tier 1 to risk-weighted assets:
10.15%
5.125%
7.00%
Tier 1 capital to risk-weighted
assets:
10.15%
6.625%
8.50%
Total
capital to
risk-weighted
assets:
12.23%
8.625%
10.50%
Tier
1 leverage to average assets:
12.53%
4.00%
4.00%
Strong Capital Position

Abundant Sources of Secondary Liquidity
FHLB Borrowing Availability
$5,296,628,467
Unsecured Lines of Credit
230,000,000
Investments Available for Secured Lines of Credit
565,189,993
Fed Funds Available through Fed Discount Window
154,455,959
Total
as of 9-30-2016
$ 6,246,274,419
* Approximate
*
Updated as of 11-15-16 to reflect increased borrowing capacity from FHLB.
(1)
(1)
(1)

We have Delivered for Shareholders

BANK of the OZARKS, INC.

30

YTD 2016 Financial Highlights: (as of 9-30-16)
•
Net Income of $182.2 million
•
Net Interest Income of $406.7 million
•
Some of our Best Asset Quality Ratios as a Public Company including:
o
Record 0.08% Ratio of Nonperforming Loans and Leases as a Percent of
Total Loans and Leases
o
Record 0.17% Ratio of Loans and Leases Past Due 30 Days or more including Past Due Non-Accrual Loans and Leases
to Total Loans and
Leases
•
$2.23 Billion Growth in Non-Purchased Loans and Leases
•
$2.33 Billion Growth in the Unfunded Balance of Closed Loans
•
4.88% Net Interest Margin
•
36.6% Efficiency Ratio
•
11,299 Net New Core Checking Accounts

Building Capital for Shareholders
†Calculation of the Company’s tangible book value per common share, including the reconciliation to the most directly comparable GAAP financial measures are included in the table at the end of this presentation. Management believes presentation of these non-GAAP financial measures provides useful supplemental information that contributes to a proper understanding of the financial results and
capital levels of the Company.
a
Issued 847,232 shares in Genala
transaction which added $0.11 to tangible book value per common share.
b
Issued 2,514,770 shares in FNB Shelby transaction which added $0.50 to tangible book value per common share.
c
Issued 5,765,846 shares in Summit transaction which added $0.35 to tangible book value per common share.
d
Issued 8,084,863 shares in Intervest and Bank of the Carolinas transactions, which added $1.90 to tangible book value per common share; and issued 2,098,436 shares in a follow-on offering, which added $0.90 to tangible book value per common share.
e
Issued 30,354,402 shares in Community & Southern and C1 transactions, which added $0.75 to tangible book value per common share.
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
9/30/2016
Tangible Book Value
per Common Share†
$2.52
$2.75
$3.66
$3.90
$4.58
$5.98
$7.03
$8.27
$10.04
$14.48
$16.79
Annual Growth Rate
9.13%
33.09%
6.56%
17.44%
30.57%
17.56%
17.64%
21.40%
44.22%
YTD Growth Rate
Not Annualized
15.95%
566% increase in tangible book value per common share in 9
3/4
years, resulting in a compounded annual growth rate of 21.5%
c
d
e
b
a

Solid Returns for Shareholders
•
Increased our cash dividend in each of the last 25 quarters
•
Cash dividends increased every year since going public
•
Four 2-for-1 stock splits since going public in July 1997
•
June 17, 2002
•
December 10, 2003
•
August 16, 2011
•
June 23, 2014

OZRK US Equity | 97) Settings | Page 1/69 | Comparative Returns

Range 07/18/1997 - 10/28/2016 | Period Weekly | No. of Period 1006 Week(s)

	Security	Currency	Price Change	Total Return	Difference	Annual Eq
1)	OZRK US Equity	USD	3142.96%	4359.06%		21.75%
2)	MID Index	USD	393.98%	537.63%	-3821.4%	10.08%
3)	NDF Index	USD	107.68%	107.68% •	-4251.4%	3.86%

•No Dividends or Coupons

1M 3M 6M YTD 1Y 2Y 3Y 5Y 10Y

Bank of the Ozarks Inc
S&P Midcap 400 Index
NASDAQ 100 Financial Index
6000
5000
4000
3000
2000
1000
0
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

BANK of the OZARKS, INC.

34 Bank of the Ozarks S&P 400 Mid Cap Index NASDAQ Financial Index Beating the Indexes

*Represents
ending
balances,
as
determined
in
accordance
with
accounting
principles
generally
accepted
in
the
U.S.,
ending
shares
outstanding
and
tangible
book
value
per
share
as
of
the
date indicated.
**Intangible assets consist of core deposit and bank charter intangible and goodwill.
<1> Includes $14,123,000 of common stockholders' equity and $1,460,000 of bargain purchase gain.
<2> Includes $60,079,000 of common stockholders' equity and $5,163,000 of tax-exempt bargain purchase gain.
Financial data in thousands, except per share amounts.
Non-GAAP Reconciliation
Calculation of Tangible Book Value Per Common Share
Common Stock
Without
Pro Forma
12/31/2015
Issuance
Common Stock Issuance
6/30/2016
CSB & C1
with CSB & C1
9/30/2016
Common Stockholders' Equity
1,464,631
$
(110,000)
$
1,354,631
$
1,556,921
$
1,136,340
$
2,693,261
$
2,756,346
$
Less:  Intangible Assets  **
(152,340)

(152,340)

(149,904)

(574,845)

(724,749)

(722,153)

Tangible Common Stockholders' Equity
1,312,291
$
(110,000)
$
1,202,291
$
1,407,017
$
561,495
$
1,968,512
$
2,034,193
$
Ending Shares
90,612

(2,098)

88,514

90,745

30,355

121,100

121,134

Tangible Book Value Per Share  *
14.48
$
13.58
$
15.51
$
16.26
$
16.79
$
Difference
0.90
$
Difference
0.75
$
Pro Forma
Pro Forma
Pro Forma
12/31/2013
3/31/2014
Summit
with Summit
12/31/2014
12/31/2014
Intervest
with Intervest
6/30/2015
Carolinas
with Carolinas
Common Stockholders' Equity
629,060
$
653,208
$
166,402
$
819,610
$
908,390
$
908,390
$
238,476
$
1,146,866
$
1,209,254
$
65,389
$
1,274,643
$
Less:  Intangible Assets  **
(19,158)

(20,993)

(88,766)

(109,759)

(105,576)

(105,576)

(46,595)

(152,171)

(151,150)

(7,617)

(158,767)

Tangible Common Stockholders' Equity
609,902
$
632,215
$
77,636
$
709,851
$
802,814
$
802,814
$
191,881
$
994,695
$
1,058,104
$
57,772
$
1,115,876
$
Ending Shares
73,712

73,888

5,766

79,654

79,924

79,924

6,637

86,561

86,811

1,448

88,259

Tangible Book Value Per Share  *
8.27
$
8.56
$
8.91
$
10.04
$
10.04
$
11.49
$
12.19
$
12.64
$
Difference
0.35
$
Difference
1.45
$
Difference
0.45
$
Without
Pro Forma
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
Genala
Genala
6/30/2013
Shelby
with Shelby
Common Stockholders' Equity
174,633
$
190,829
$
252,302
$
269,028
$
320,355
$
424,551
$
507,664
$
(15,583)
$
<1>
492,081
$
531,125
$
65,242
$
<2>
596,367
$
Less:  Intangible Assets  **
(6,140)

(5,877)

(5,664)

(5,554)

(7,925)

(12,207)

(11,827)

1,656

(10,171)

(10,690)

(10,136)

(20,826)

Tangible Common Stockholders' Equity
168,493
$
184,952
$
246,638
$
263,474
$
312,430
$
412,344
$
495,837
$
(13,927)
$
481,910
$
520,435
$
55,106
$
575,541
$
Ending Shares
66,986

67,272

67,456

67,618

68,214

68,928

70,544

(848)

69,696

70,876

2,515

73,391

Tangible Book Value Per Share  *
2.52
$
2.75
$
3.66
$
3.90
$
4.58
$
5.98
$
7.03
$
6.92
$
7.34
$
7.84
$
Difference
0.11
$
Difference
0.50
$

Non-GAAP Reconciliation
Calculation of Annualized Return on Average Tangible Common Stockholders' Equity
Nine Months Ended
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
9/30/2016
Net Income Available To Common Stockholders
34,474
$
36,826
$
64,001
$
101,321
$
77,044
$
91,237
$
118,606
$
182,253
$
182,193
$
Average Common Stockholders' Equity Before
Noncontrolling Interest
213,271
$
267,768
$
296,035
$
374,664
$
458,595
$
560,351
$
786,430
$
1,217,475
$
1,833,933
$
Less Average Intangible Assets:
Goodwill
(5,231)
(5,243)
(5,243)
(5,243)
(5,243)
(5,243)
(51,793)
(118,013)
(264,306)
Core Deposit, Bank Charter and Intellectual Property
Intangibles, Net Of Accumulated Amortization
(515)
(368)
(1,621)
(5,932)
(5,989)
(9,661)
(21,651)
(28,660)
(36,844)
Total Average Intangibles
(5,746)
(5,611)
(6,864)
(11,175)
(11,232)
(14,904)
(73,444)
(146,673)
(301,150)
Average Tangible Common Stockholders' Equity
207,525
$
262,157
$
289,171
$
363,489
$
447,363
$
545,447
$
712,986
$
1,070,802
$
1,532,783
$
Return On Average Common Stockholders' Equity
16.16%
13.75%
21.62%
27.04%
16.80%
16.28%
15.08%
14.97%
13.27%
Return On Average Tangible Common Stockholders' Equity
16.61%
14.05%
22.13%
27.87%
17.22%
16.73%
16.63%
17.02%
15.88%
Financial data in thousands, except per share amounts.
Years Ended